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     MORGAN STANLEY VARIABLE INVESTMENT SERIES - LIMITED DURATION PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                         JANUARY 1, 2010 - JUNE 30, 2010

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                                                             AMOUNT OF    % OF
               PURCHASE/          OFFERING       TOTAL         SHARES   OFFERING % OF FUNDS
   SECURITY      TRADE    SIZE OF PRICE OF     AMOUNT OF     PURCHASED PURCHASED    TOTAL                  PURCHASED
  PURCHASED      DATE    OFFERING  SHARES       OFFERING      BY FUND   BY FUND    ASSETS     BROKERS         FROM
-------------- --------- -------- -------- ----------------- --------- --------- ---------- ----------- ---------------
Nissan Master    1/27/10    --    $100.000 $ 900,000,000.00  200,000    0.02%      0.26%    RBS, BofA  RBS Securities
 Owner Trust                                                                                  Merrill
 0.23063% due                                                                                 Lynch,
  1/15/2015                                                                                  Barclays
                                                                                             Capital,
                                                                                                BNP
                                                                                             PARIBAS,
                                                                                              Calyon
                                                                                            Securities,
                                                                                               HSBC,
                                                                                            Mitsubishi
                                                                                                UFJ
                                                                                            Securities,
                                                                                              SOCIETE
                                                                                             GENERALE

  Nationwide    02/18/10    --    $ 99.881 $ 700,0000,000.00  270,000    0.04%      0.35%    Barclays   Banc of America
   Building                                                                                   Capital
   Society                                                                                  Inc., Banc
  4.650% due                                                                                of America
  2/25/2015                                                                                 Securities
                                                                                               LLC,
                                                                                              Morgan
                                                                                              Stanley

  Ally Auto     03/17/10    --    $ 99.993 $  364,000,000.00  425,000    0.11%      0.57%      BofA     Banc of America
 Receivables                                                                                  Merrill
Trust 2010 A3                                                                               Lynch, BNP
  1.150% due                                                                                 Paribas,
  5/15/2014                                                                                    RBS,
                                                                                              Credit
                                                                                              Suisse,
                                                                                             Goldman,
                                                                                              Sachs &
                                                                                               Co.,
                                                                                            Lloyds TSB
                                                                                             Corporate
                                                                                             Markets,
                                                                                              Morgan
                                                                                             Stanley,
                                                                                                UBS
                                                                                            Investment
                                                                                               Bank
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
Anheuser-Busch  03/24/10    --    $ 99.880 $1,000,000,000.00  170,000    0.01%      0.22%      BofA     Banc of America
    INBEV                                                                                     Merrill
  Worldwide                                                                                   Lynch,
  2.500% due                                                                                 Barclays
  3/26/2013                                                                                  Capital,
                                                                                                BNP
                                                                                             PARIBAS,
                                                                                               J.P.
                                                                                              Morgan,
                                                                                             Deutsche
                                                                                               Bank
                                                                                            Securities,
                                                                                              Mizuho
                                                                                            Securities
                                                                                             USA Inc.,
                                                                                             Santander
                                                                                              Global
                                                                                              Banking
                                                                                                and
                                                                                             Markets,
                                                                                            Mitsubishi
                                                                                                UFJ
                                                                                            Securities,
                                                                                            Banca IMI,
                                                                                             ING, Rabo
                                                                                            Securities
                                                                                            USA, Inc.,
                                                                                               RBS,
                                                                                              Societe
                                                                                             Generale,
                                                                                                TD
                                                                                            Securities

  New Jersey    05/13/10    --    $100.000 $  750,000,000.00  300,000    0.04%      0.41%      BofA      Merrill Lynch
 Economic Dev                                                                                 Merrill
 Auth 1.480%                                                                                  Lynch,
due 6/15/2013                                                                                  Citi,
                                                                                             Goldman,
                                                                                              Sachs &
                                                                                               Co.,
                                                                                             JPMorgan,
                                                                                              Morgan
                                                                                             Stanley,
                                                                                              Janney
                                                                                            Montgomery
                                                                                              Scott,
                                                                                             Jefferies
                                                                                            & Company,
                                                                                               Loop
                                                                                              Capital
                                                                                             Markets,
                                                                                                PNC
                                                                                              Capital
                                                                                             Markets,
                                                                                             Ramirez &
                                                                                            Co., Inc.,
                                                                                                RBC
                                                                                              Capital
                                                                                             Markets,
                                                                                             Roosevelt
                                                                                             & Cross,
                                                                                               Inc.,
                                                                                              Siebert
                                                                                             Brandford
                                                                                              Shank &
                                                                                             Co., LLC,
                                                                                               Wells
                                                                                               Fargo
                                                                                            Securities
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